2026 Annual Meeting of Stockholders Presentation by Mr. Glen Ives, CEO May 19, 2026 NYSE-American: CTM

Cautionary Statement Concerning Forward-Looking Statements: This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent the Company’s expectations or beliefs concerning future events and can generally be identified by the use of statements that include words such as “estimate,” “project,” “believe,” “anticipate,” “shooting to,” “intend,” “plan,” “foresee,” “likely,” “will,” “would,” “appears,” “goal,” “target” or similar words or phrases. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth and new customer opportunities, improvements to cost structure, and profitability. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations for revenue growth and new customer opportunities including opportunities arising from its contracts with NAVAIR and other customers, improvements to cost structure, and profitability. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, among others: the Company’s ability to compete against new and existing competitors; its ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company’s revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience; and the Company’s ability to maintain the listing of its common stock on the NYSE American LLC. For a more detailed description of these and other risk factors, please refer to the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”) which can be viewed at www.sec.gov. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update any of the forward-looking statements made in this release or in any of its SEC filings except as may be otherwise stated by the Company. Integrity. Innovation. Engagement. Sustainability. 2

• Castellum’s Evolution • Leadership • Castellum Today • Programs We Support • Contract Wins, Backlog & Pipeline • Key Financial Metrics • Growth Strategy • Performance Highlights • Questions • Contact Us • Appendix Agenda Integrity. Innovation. Engagement. Sustainability. 3

CASTELLUM

Castellum's Evolution

Founded in 2019
Listed on NYSE American in Oct 2022

Phase 1:
BUILD PLATFORM & INTEGRATE
Nov 2019 – Jul 2024

- Completed **7 acquisitions**
- Built and integrated a **scalable public company platform**
- Focused on delivering **leading-edge technology** services & solutions
- **Built strong footprint** within DoD, particularly Navy and Army

Phase 2:
ACCELERATE ORGANIC GROWTH
Jul 2024 – Dec 2025

- **Record revenue** and improved profitability
- **Three major prime contract wins**, totaling nearly **$220 million** in value with five-year periods of performance
- **Record backlog** provides strong forward visibility
- **Expanded and highly realistic pipeline** of new opportunities
- **Strengthened leadership team** with deep federal sector experience
- **Strong investment in BD, Capture, Proposal Development** onboarding
- Laser focused on **markets where we have deep expertise**

Phase 3:
CONTINUE MOMENTUM & EXPAND
Jan 2026 – Present

- **Continue to strengthen organic growth** momentum (Q1 2026: strong revenue growth and positive EBITDA)
- **Expand M&A** strategy and execution
- **Leverage CMMC** Level 2 C3PAO Certification
- **Further invest in mission technologies,** capabilities and resources
- **Expand market and customer** portfolio
- **Expand SBA mentorship** protégé program

Integrity. Innovation. Engagement. Sustainability.
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Strong and Proven Leadership Lieutenant General Bernard Champoux, USA (ret), Chair Mr. Mark Alarie General John Campbell, USA, (ret) Mr. Glen Ives The Honorable C. Thomas McMillen Glen Ives, President & CEO David Bell, CFO & Treasurer Andrew Merriman, COO Tammy Martin, General Counsel & Secretary Board of DirectorsExecutive Leadership and Management Integrity. Innovation. Engagement. Sustainability. Led by Highly Experience Management Team and Board 5

Castellum Today Relevant, powerful, high demand technologies and mission capabilities: Integrity. Innovation. Engagement. Sustainability. Subsidiaries: 6

Aircraft Launch and Recovery (ALRE) Integrity. Innovation. Engagement. Sustainability. Programs We Support Integrated Fresnel Lens Optical Landing System (IFLOLS) Augmented Reality Maintenance System (ARMS) / XRa PMA-290 P-8 Poseidon Special Projects 7

Integrity. Innovation. Engagement. Sustainability. Programs We Support (cont.) Model Based System Engineering Data Analytics Electronic WarfareCyber Security and Warfare 8

Backlog, Pipeline and Contract Momentum Contract Backlog * $273.3M vs $265M at 12/31/25 Integrity. Innovation. Engagement. Sustainability. Contract Backlog is defined as the total value of work remaining to be performed on awarded government contracts, including both funded and unfunded portions. The Opportunity Pipeline represents the revenue opportunity for the Company from potential future contracts obtained through organic growth from qualified customers based on the expected base year contract value plus the value of all option periods. Opportunity Pipeline * $938M vs $817M at 12/31/25 Top three revenue-producing contracts 2025 Contract Wins $219M+ 5+ year runway Entered 2026 on a very strong note: * As of 3/31/2026 9

Historical Key Financial Metrics Integrity. Innovation. Engagement. Sustainability. Debt-Free Balance Sheet Strong cash position of ~$15.8M at 3/31/26; eliminated all debt in early 2026, reducing financial risk 1.4 13.3 25.1 42.2 45.3 44.8 52.9 14.3 0 10 20 30 40 50 60 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Revenue ($ in millions) 0.3 6.2 11.1 17.6 18.7 18.3 19.4 5.1 0 5 10 15 20 25 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Gross Profit ($ in millions) 0.2 0.8 1.0 0.4 0 0.2 0.4 0.6 0.8 1 1.2 2023 2024 2025 Q1 2026 Adj EBITDA ($ in millions) Adj EBITDA metric reported following Castellum’s uplisting on the NYSE American (see reconciliation table on slide 17) 10 Q1 2026 was CTM’s best first quarter ever and second best of any quarter on record in terms of revenue Gross profit and gross margin fluctuate based on contract mix and type

CASTELLUM

Growth Strategy

ORGANIC EXPANSION: Driving Revenue Growth and Improve Margins

Focus	Drive revenue growth by wining new prime contracts and task orders
Build	Integrate and promote cross selling between subsidiaries to unlock efficiencies, and new contract opportunities
Expand	Presence across all DoD branches and geographies
Develop	R&D focused on AR solutions, cyber supply chain risk, to launch innovative offerings and core capabilities in AI/ML, C5ISR, Electronic Warfare, and Digital Modernization
Partner	With advanced tech firms (Autonomous Systems, UAV/counter-UAV, AI/ Data Analytics)
Goal	Scale the business to achieve optimal operating margins and shareholder returns

Integrity. Innovation. Engagement. Sustainability.

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CASTELLUM
Growth Strategy (cont.)

ACQUISITION STRATEGY: Adding Scale and Capabilities

Focus	Selective, accretive acquisitions that expand core capabilities
Target	Companies with strong existing federal prime contracts and recurring revenue
Prioritize	Companies with cultural and operational fit to enable seamless integration
Use	Acquisitions to enter in new markets or deepen presence in key agencies (e.g., DoD, Navy, AirForce, Intelligence Community)
Maintain	Disciplined approach to valuation and deal structure to protect shareholder value
Integrate	Acquisitions to establish synergies and margin improvement

Integrity. Innovation. Engagement. Sustainability.
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CASTELLUM

Performance Highlights

Positioned to deliver shareholder value through disciplined execution and organic growth.

Record Revenue & Contract Wins

Demonstrate strong demand and solid execution

Record Backlog and Robust Pipeline

Provide strong visibility for 2026

Led by Experienced Team

With proven execution track record

Highly Resilient Business

Defense focused and federal IT & cybersecurity platform positioned to perform through budget cycles and administration changes

Clear Path to Profitability

Through scale and operating leverage

Debt Free Balance Sheet

Provides increased financial flexibility

Seeking Accretive M&As

Aims to increase scale and expand offerings

Integrity. Innovation. Engagement. Sustainability.

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Questions Integrity. Innovation. Engagement. Sustainability. 14 Questions?

Contact Us Integrity. Innovation. Engagement. Sustainability. 15 Castellum. Inc. 1934 Old Gallows Rd, Suite 350 Vienna, VA 22182 (703) 752-6157 Investor Relations The Equity Group Lena Cati (212) 836-9611 lcati@theequitygroup.com Val Ferraro (212) 836-9633 vferraro@theequitygroup.com

Appendix Integrity. Innovation. Engagement. Sustainability. 16

Appendix Integrity. Innovation. Engagement. Sustainability. 17 March 31, 2026 December 31, 2025 (unaudited) Assets Current Assets: Cash $ 15,772,974 $ 14,884,778 Accounts receivable, net 7,714,969 8,180,180 Contract asset 541,441 568,705 Due from buyer 57,049 58,207 Prepaid income taxes 146,245 153,153 Prepaid expenses and other current assets 764,894 800,671 Total current assets 24,997,572 24,645,694 Fixed assets, net 220,419 231,136 Non-Current Assets: Due from buyer, net of current portion 44,371 77,259 Right of use asset - operating lease 718,137 800,069 Investment in joint ventures/captive insurance entity 100,250 100,250 Intangible assets, net 5,067,056 5,371,602 Goodwill 10,676,834 10,676,834 Total non-current assets 16,827,067 17,257,150 Total Assets $ 41,824,639 $ 41,902,844 March 31, 2026 December 31, 2025 (unaudited) Liabilities and Stockholders' Equity Liabilities Current Liabilities Accounts payable and accrued expenses $ 1,981,584 $ 1,904,962 Accrued payroll and payroll related expenses 2,952,153 2,761,998 Current portion of lease liability – operating leases 251,073 270,868 Derivative liability 10,000 262,000 Notes payable, related party — 400,000 Total current liabilities 5,194,810 5,599,828 Non-Current Liabilities Lease liability – operating leases, net of current portion 487,188 550,219 Total non-current liabilities 487,188 550,219 Total Liabilities $ 5,681,998 $ 6,150,047 Stockholders' Equity Preferred stock, 50,000,000 shares authorized Series A Preferred stock, par value $0.0001; 10,000,000 shares authorized; 5,875,000 issued and outstanding as of March 31, 2026 and December 31, 2025, respectively 588 588 Series C Preferred stock, par value $0.0001; 10,000,000 shares authorized; 570,000 and 570,000 issued and outstanding as of March 31, 2026 and December 31, 2025, respectively 57 57 Common stock, par value, $0.0001, 3,000,000,000 shares authorized, 94,612,750 and 94,612,750 issued and outstanding as of March 31, 2026 and December 31, 2025, respectively 9,461 9,461 Additional paid in capital 93,098,846 92,330,909 Accumulated deficit (56,966,311) (56,588,218) Total stockholders' equity 36,142,641 35,752,797 Total Liabilities and Stockholders' Equity $ 41,824,639 $ 41,902,844 Consolidated Balance Sheet

Integrity. Innovation. Engagement. Sustainability. 18 Three Months Ended March 31, 2026 2025 Revenues $ 14,291,961 $ 11,664,365 Cost of Revenues 9,229,741 7,109,749 Gross Profit 5,062,220 4,554,616 Operating Expenses Indirect costs 2,461,140 2,385,544 Overhead 644,356 512,924 General and administrative 2,654,722 3,142,155 Total operating expenses 5,760,218 6,040,623 Loss From Operations Before Other Income (697,998) (1,486,007) Other Income (Expense) Gain from change in fair value of derivative liability 252,000 501,000 Interest income (expense), net 101,400 (110,764) Total other income 353,400 390,236 Loss Before Income Taxes and Preferred Stock Dividends (344,598) (1,095,771) Income tax benefit (expense) (6,676) (74,276) Net Loss (351,274) (1,170,047) Less: preferred stock dividends 26,819 26,984 Net Loss To Common Shareholders $ (378,093) $ (1,197,031) Net Loss Per Share - Basic And Diluted $ 0.00 $ (0.01) Weighted Average Shares Outstanding - Basic And Diluted 94,612,750 80,953,373 Consolidated Statement of Operations Appendix (cont.)

Integrity. Innovation. Engagement. Sustainability. Three Months Ended March 31, 2026 2025 Revenues $ 14,291,961 $ 11,664,365 Gross profit 5,062,221 4,554,616 Loss from operations before other income (expense) (697,998) (1,482,366) Add Back: Depreciation and amortization 324,991 378,187 Adjust for non-cash and one-time charges Stock based compensation 767,937 1,179,209 Non-recurring charges - - Total non-cash charges 767,937 1,179,209 Non-GAAP Adjusted EBITDA $ 394,930 $ 75,030 19 Reconciliation of Non-GAAP Adjusted EBITDA Appendix (cont.)